Exhibit 10.5
ASSERTIO HOLDINGS, INC.

AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF GRANT OF STOCK OPTION AWARD

Participant:	[________]
Address:	[________]

RE:         Grant of Stock Option

Section A

Grant Number:	[________]
Grant Date:	__________, 20__
Type of Grant	[________]
Option Shares:	[________]
Purchase Price Per Share:	[________]
Vesting Base Date:	__________, 20__
Expiration Date:	__________, 20__

Section B

Shares Vested	Vesting Date
[________]	___________, 20__
[________]	___________, 20__
[________]	___________, 20__
[Note to Draft: Add additional rows to the table above if more than three vesting dates.]

Dear [Name]:

I am pleased to confirm that Assertio Holdings, Inc. (the “Company”) has granted you an option to purchase shares of our common stock under the Assertio Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”).

General Terms

The basic terms of your option grant are identified in the information block at the top of this offer letter, but other important terms and conditions are described in the Plan, this award notice and the Plan Prospectus.  By accepting this option, you and the Company agree that this option is granted under and governed by the terms and conditions of this award notice, the Plan and the Plan Prospectus, each of which is attached and made a part of this document.  You further acknowledge and agree that you have reviewed each of the foregoing documents in their entirety.  You further agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to this award notice, the Plan or the Plan Prospectus. Copies of the Plan and Plan Prospectus are available at www.etrade.com and on request from our Human Resources Department. Capitalized terms used and not defined herein will have the meaning set forth in the Plan.

Vesting, Purchase and Payment

Subject to the Plan and your continued employment or service to the Company, your Option Shares (as defined in Section A) vest (and this option becomes exercisable) as set forth in Section B, the above Vest Type schedule, so that the Option Shares will become vested and purchasable on the Fully Vested Date(s), as shown above.

Vesting in Section B on the first line of the above detailed option starts from the Vesting Base Date in Section A.  However, if this option has more than one line of vesting shares, then each additional line will start vesting from the Fully Vested Date on the line directly above it.  These additional lines of vesting shares do not start vesting from the Vesting Base Date in Section A.

If you decide to purchase shares under this option, you will be required either to submit your exercise electronically at www.etrade.com or submit a completed exercise agreement on a form approved by the Company, together with payment for the shares.  You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in Section 11 of the Plan and permitted by the Committee at the time you wish to exercise.  Shares available under this option must be purchased, if at all, no later than the Expiration Date in Section B.

Termination of Employment

The following provisions apply in the event of your Termination (as defined below):

(a)In General. Except otherwise provided below, after your Termination your Option Shares shall be exercisable to the extent (but only to the extent) they are vested on the date of your Termination and only during the 90-day period after your Termination, but in no event after the Expiration Date. To the extent you do not exercise your Option Shares within the time specified for exercise, your Option Shares shall automatically terminate.

(b)Death or Disability. In the case of Termination due to your death, your Option Shares may be exercised as described in the Plan Prospectus.  In the case of Termination due to disability, if a guardian or conservator has been appointed to act for you and has been granted this authority as part of that appointment, that guardian or conservator may exercise the Option Shares on your behalf. To the extent Option Shares are not so exercised within the time specified for their exercise, the Option Shares shall automatically terminate.

(c)Divestiture. If your Termination is due to a Divestiture (as defined below), the Board may take any one or more of the actions described in Section 15(c) of the Plan with respect to your Option Shares.

(d)Termination for Cause. If your Termination is due to Cause, all of your Option Shares shall automatically terminate and cease to be exercisable at the time of your Termination. “Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense whether or not employment-related), in each case as determined by the Committee. Cause shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by you regarding any of the matters referred to in the previous sentence. Accordingly, the Committee shall be entitled to determine Cause based on the Committee’s good faith belief. If you are criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

Certain Tax Consequences

If this option is an Incentive Stock Option (as defined in Section 3 of the Plan) then it shall be treated as such to the fullest extent permitted by Section 422 of the Code.  In the event that the Option Shares are disposed of within two years after the Grant Date or within one year after exercise of this option, immediately prior to the disposition you agree to promptly notify the Company in writing of the date and terms of the disposition and will provide such other information regarding the disposition as the Company may reasonably require.

Definitions

For purposes of this award notice, if the Company or an affiliate sells or otherwise transfers equity securities of an affiliate to a person or entity other than the Company or an affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture.”  “Termination” means that you have ceased to be, with or without any cause or for any reason, an Employee, Director or Consultant.  However, unless so determined by the Committee, Termination shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an affiliate to cease being an affiliate shall be treated as the Termination of that affiliate’s Employees, Directors and Consultants.

ASSERTIO HOLDINGS, INC.

AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT AND AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Assertio Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan, as amended (the “Plan”) will have the same defined meanings in this Notice of Restricted Stock Unit Grant and Award Agreement (the “Award Agreement”).

Participant:	[________]
Address:	[________]

NOTICE OF GRANT

You have been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan, the Plan Prospectus and this Award Agreement, as follows:

Grant Number:	[________]
Grant Date:	__________, 20___
Vesting Base Date:	__________, 20___
Number of Restricted Stock Units:	[________]

The Vesting Schedule will be as follows: [________]

The Restricted Stock Unit and Awardee’s right to acquire any shares of Common Stock (“Shares”) hereunder will immediately terminate upon Termination (as defined below) of Awardee.

By Awardee’s acceptance of this Award of Restricted Stock Units, Awardee and Assertio Holdings, Inc. (the “Company”) agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan, this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and the Plan Prospectus, all of which are made a part of this document. Awardee has reviewed the Plan, this Award Agreement and the Plan Prospectus in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan, this Award Agreement and the Plan Prospectus. Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, this Award Agreement or the Plan Prospectus. Awardee further agrees to notify the Company upon any change in the residence address indicated above.

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1.Grant. The Company hereby grants to the individual named in the Notice of Grant section of this Award Agreement (the “Awardee”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement, the Plan and the Plan Prospectus, each of which is incorporated herein by reference. Copies of the Plan and Plan Prospectus are available at www.etrade.com, and are available on request from the Company’s Human Resources Department. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

2.Company’s Obligation to Pay. Subject to deferral under Section 5, each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Awardee will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with Section 3 will be paid to Awardee (or in the event of Awardee’s death, to his or her estate) in whole Shares, subject to Awardee satisfying any applicable tax withholding obligations. Subject to the provisions of Section 4 and Section 5, such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case within the period ending no later than the date that is two and one-half (2-1/2) months from the end of the Company’s tax year that includes the vesting date.  Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, settle all or a portion of the vested Restricted Stock Units in cash based on the Fair Market Value of a Share on the vesting date.

3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant section of this Award Agreement. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Awardee in accordance with any of the provisions of this Award Agreement if Awardee has been Terminated prior to the date such vesting occurs.

4.Committee Discretion. Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Awardee’s Termination (provided that such Termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Awardee is a “specified employee” within the meaning of Section 409A at the time of such Termination and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Awardee on or within the six (6) month period following Awardee’s Termination, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Awardee’s Termination, unless the Awardee dies following his or her Termination, in which case, the Restricted Stock Units will be paid in Shares to the Awardee’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with or be exempt from the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5. Election to Defer Distribution. If the distribution is subject to U.S. tax law, an eligible Awardee may be allowed to elect to defer the distribution of some or all of the Restricted Stock Units. Such election shall be in accordance with rules established by the Committee and in general must be received in writing by the Company no later than the date specified by the Committee in connection with the establishment of procedures for deferral. The deferral, if elected, will result in the transfer of the Restricted Stock Units into the Company’s deferred compensation plan in effect, and applicable to the Awardee at the time the Restricted Stock Units would have otherwise been distributed. The applicable Company deferred compensation plan rules will govern the administration of this Award beginning on the date the Restricted Stock Units are credited to the applicable deferred compensation plan.

6.Modifications to the Agreement. Awardee expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement, the Plan or the Plan Prospectus can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan, this Award Agreement or the Plan Prospectus, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Awardee, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

7.Meaning of Termination.  For purposes of this Award Agreement, “Termination” means that the Awardee has ceased to be, with or without any cause or for any reason, an Employee, Director or Consultant. However, unless so determined by the Committee, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an affiliate to cease being an affiliate shall be treated as the “Termination” of that affiliate’s Employees, Directors and Consultants.

ASSERTIO HOLDINGS, INC.

AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF EXECUTIVE PERFORMANCE RESTRICTED STOCK UNIT GRANT AND AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Assertio Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan, as amended (the “Plan”) will have the same defined meanings in this Notice of Executive Performance Restricted Stock Unit Grant and Award Agreement (the “Award Agreement”).

Participant:	[________]
Address:	[________]

NOTICE OF GRANT

You have been granted the right to receive an Award of Executive Performance Restricted Stock Units, subject to the terms and conditions of the Plan, the Plan Prospectus and this Award Agreement, as follows:

Grant Number:	[________]
Date of Grant:	__________, 20__
Target Number of Executive Performance RSUs:	[________]
Performance Period:	May 12, 2022 to August __, 2025
Settlement Date:	August __, 2025 (or such earlier date on which the Committee certifies the level of achievement of the performance goals as set forth below).

The Vesting Schedule will be as follows:

The Executive Performance Restricted Stock Units will vest if and only if the Company’s common stock closes on any trading day after the Grant Date at or above $____ per share (any such date, an “Initial Performance Trigger Date”) and, thereafter, the Company’s common stock also closes at or above $____ per share on the one week anniversary of the date of the Company’s second consecutive earnings release following such Initial Performance Trigger Date; provided, however, that the 2022 Executive Performance Restricted Stock Units will expire without value if they have not vested on or before the date that is eight (8) calendar days following the date on which the Company releases its earnings for the second quarter of 2025.

The Executive Performance Restricted Stock Units and Awardee’s right to acquire any shares of Common Stock (“Shares”) hereunder will immediately terminate upon Termination (as defined below) of Awardee.

By Awardee’s acceptance of this Award of Executive Performance Restricted Stock Units, Awardee and Assertio Holdings, Inc. (the “Company”) agree that this Award of Executive Performance Restricted Stock Units is granted under and governed by the terms and conditions of the Plan, this Award Agreement, including the Terms and Conditions of Executive Performance Restricted Stock Unit Grant, attached hereto as Exhibit A, and the Plan Prospectus, all of which are made a part of this document. Awardee has reviewed the Plan, this Award Agreement and the Plan Prospectus in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan, this Award Agreement and the Plan Prospectus. Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, this Award Agreement or the Plan Prospectus. Awardee further agrees to notify the Company upon any change in the residence address indicated above.

EXHIBIT A

TERMS AND CONDITIONS OF EXECUTIVE PERFORMANCE RESTRICTED STOCK UNIT GRANT

1.Grant. The Company hereby grants to the individual named in the Notice of Grant section of this Award Agreement (the “Awardee”) under the Plan an Award of Executive Performance Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement, the Plan and the Plan Prospectus, each of which is incorporated herein by reference. Copies of the Plan and Plan Prospectus are available at www.etrade.com, and are available on request from the Company’s Human Resources Department. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

2.Company’s Obligation to Pay. Subject to deferral under Section 5, each Executive Performance Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Executive Performance Restricted Stock Units will have vested in the manner set forth in Section 3, Awardee will have no right to payment of any such Executive Performance Restricted Stock Units. Prior to actual payment of any vested Executive Performance Restricted Stock Units, such Executive Performance Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Executive Performance Restricted Stock Units that vest in accordance with Section 3 will be paid to Awardee (or in the event of Awardee’s death, to his or her estate) in whole Shares, subject to Awardee satisfying any applicable tax withholding obligations. Subject to the provisions of Section 4 and Section 5, such vested Executive Performance Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case within the period ending no later than the date that is two and one-half (2-1/2) months from the end of the Company’s tax year that includes the vesting date.  Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, settle all or a portion of the vested Executive Performance Restricted Stock Units in cash based on the Fair Market Value of a Share on the vesting date.

3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Executive Performance Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant section of this Award Agreement. Executive Performance Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Awardee in accordance with any of the provisions of this Award Agreement if Awardee has been Terminated prior to the date such vesting occurs.

4.Committee Discretion. Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Executive Performance Restricted Stock Units is accelerated in connection with Awardee’s Termination (provided that such Termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Awardee is a “specified employee” within the meaning of Section 409A at the time of such Termination and (y) the payment of such accelerated Executive Performance Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Awardee on or within the six (6) month period following Awardee’s Termination, then the payment of such accelerated Executive Performance Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Awardee’s Termination, unless the Awardee dies following his or her Termination, in which case, the Executive Performance Restricted Stock Units will be paid in Shares to the Awardee’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with or be exempt from the requirements of Section 409A so that none of the Executive Performance Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5. Election to Defer Distribution. If the distribution is subject to U.S. tax law, an eligible Awardee may be allowed to elect to defer the distribution of some or all of the Executive Performance Restricted Stock Units. Such election shall be in accordance with rules established by the Committee and in general must be received in writing by the Company no later than the date specified by the Committee in connection with the establishment of procedures for deferral. The deferral, if elected, will result in the transfer of the Executive Performance Restricted Stock Units into the Company’s deferred compensation plan in effect, and applicable to the Awardee at the time the Executive Performance Restricted Stock Units would have otherwise been distributed. The applicable Company deferred compensation plan rules will govern the administration of this Award beginning on the date the Executive Performance Restricted Stock Units are credited to the applicable deferred compensation plan.

6.Modifications to the Agreement. Awardee expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement, the Plan or the Plan Prospectus can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan, this Award Agreement or the Plan Prospectus, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Awardee, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Executive Performance Restricted Stock Units.

7.Meaning of Termination.  For purposes of this Award Agreement, “Termination” means that the Awardee has ceased to be, with or without any cause or for any reason, an Employee, Director or Consultant. However, unless so determined by the Committee, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an affiliate to cease being an affiliate shall be treated as the “Termination” of that affiliate’s Employees, Directors and Consultants.

ASSERTIO HOLDINGS, INC.

AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

NOTICE OF GRANT OF EXECUTIVE PERFORMANCE STOCK OPTION AWARD

Participant:	[________]
Address:	[________]

RE:         Grant of Executive Performance Stock Option

Section A

Grant Number:	[________]
Grant Date:	__________, 20__
Type of Grant	[________]
Option Shares:	[________]
Purchase Price Per Share:	[________]
Vesting Base Date:	__________, 20__
Expiration Date:	__________, 20__
Performance Period:	May 12, 2022 to August __, 2025
Settlement Date:	August __, 2025 (or such earlier date on which the Committee certifies the level of achievement of the performance goals as set forth below).

Section B

The Vesting Schedule will be as follows:

The Executive Performance Stock Option will vest if and only if the Company’s common stock closes on any trading day after the Grant Date at or above $____ per share (any such date, an “Initial Performance Trigger Date”) and, thereafter, the Company’s common stock also closes at or above $____ per share on the one week anniversary of the date of the Company’s second consecutive earnings release following such Initial Performance Trigger Date; provided, however, that the 2022 Executive Performance Stock Option will expire without value if they have not vested on or before the date that is eight (8) calendar days following the date on which the Company releases its earnings for the second quarter of 2025.

Dear [________]:

I am pleased to confirm that Assertio Holdings, Inc. (the “Company”) has granted you an option to purchase shares of our common stock under the Assertio Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan (the “Plan”).

General Terms

The basic terms of your option grant are identified in the information block at the top of this offer letter, but other important terms and conditions are described in the Plan, this award notice and the Plan Prospectus.  By accepting this option, you and the Company agree that this option is granted under and governed by the terms and conditions of this award notice, the Plan and the Plan Prospectus, each of which is attached and made a part of this document.  You further acknowledge and agree that you have reviewed each of the foregoing documents in their entirety.  You further agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to this award notice, the Plan or the Plan Prospectus. Copies of the Plan and Plan Prospectus are available at www.etrade.com and on request from our Human Resources Department. Capitalized terms used and not defined herein will have the meaning set forth in the Plan.

Vesting, Purchase and Payment

Subject to the Plan and your continued employment or service to the Company, your Option Shares (as defined in Section A) vest (and this option becomes exercisable) as set forth in Section B, the above Vest Type schedule, so that the Option Shares will become vested and purchasable on the Fully Vested Date(s), as shown above.

Vesting in Section B on the first line of the above detailed option starts from the Vesting Base Date in Section A.  However, if this option has more than one line of vesting shares, then each additional line will start vesting from the Fully Vested Date on the line directly above it.  These additional lines of vesting shares do not start vesting from the Vesting Base Date in Section A.

If you decide to purchase shares under this option, you will be required either to submit your exercise electronically at www.etrade.com or submit a completed exercise agreement on a form approved by the Company, together with payment for the shares.  You may pay for the shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in Section 11 of the Plan and permitted by the Committee at the time you wish to exercise.  Shares available under this option must be purchased, if at all, no later than the Expiration Date in Section B.

Termination of Employment

The following provisions apply in the event of your Termination (as defined below):

(e)In General. Except otherwise provided below, after your Termination your Option Shares shall be exercisable to the extent (but only to the extent) they are vested on the date of your Termination and only during the 90-day period after your Termination, but in no event after the Expiration Date. To the extent you do not exercise your Option Shares within the time specified for exercise, your Option Shares shall automatically terminate.

(f)Death or Disability. In the case of Termination due to your death, your Option Shares may be exercised as described in the Plan Prospectus.  In the case of Termination due to disability, if a guardian or conservator has been appointed to act for you and has been granted this authority as part of that appointment, that guardian or conservator may exercise the Option Shares on your behalf. To the extent Option Shares are not so exercised within the time specified for their exercise, the Option Shares shall automatically terminate.

(g)Divestiture. If your Termination is due to a Divestiture (as defined below), the Board may take any one or more of the actions described in Section 15(c) of the Plan with respect to your Option Shares.

(h)Termination for Cause. If your Termination is due to Cause, all of your Option Shares shall automatically terminate and cease to be exercisable at the time of your Termination. “Cause” means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense whether or not employment-related), in each case as determined by the Committee. Cause shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by you regarding any of the matters referred to in the previous sentence. Accordingly, the

Committee shall be entitled to determine Cause based on the Committee’s good faith belief. If you are criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

Certain Tax Consequences

If this option is an Incentive Stock Option (as defined in Section 3 of the Plan) then it shall be treated as such to the fullest extent permitted by Section 422 of the Code.  In the event that the Option Shares are disposed of within two years after the Grant Date or within one year after exercise of this option, immediately prior to the disposition you agree to promptly notify the Company in writing of the date and terms of the disposition and will provide such other information regarding the disposition as the Company may reasonably require.

Definitions

For purposes of this award notice, if the Company or an affiliate sells or otherwise transfers equity securities of an affiliate to a person or entity other than the Company or an affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture.”  “Termination” means that you have ceased to be, with or without any cause or for any reason, an Employee, Director or Consultant.  However, unless so determined by the Committee, Termination shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an affiliate to cease being an affiliate shall be treated as the Termination of that affiliate’s Employees, Directors and Consultants.